Exhibit 21.1

                1996 SUBSIDIARIES OF SIGNET BANKING CORPORATION

Subsidiary                                                             Place of Incorporation
----------                                                             ----------------------
Signet Banking Corporation
         Elgin Corporation                                                      Virginia
         Signet Commercial Credit Corporation                                   Virginia
                  General Finance Service Corporation                           Pennsylvania
                  The Budget Plan Company of Virginia                           Virginia
         Signet Insurance Services, Inc.                                        Virginia
         Signet Investment Banking Company                                      Virginia
         Signet Financial Services, Inc.                                        Virginia
         Signet Trust Company                                                   Virginia
         Signet Realty, Inc.                                                    Maryland
         Signet Strategic Capital Corporation                                   Virginia
         Signet Student Loan Corporation                                        Virginia
         Virtus Capital Management, Inc.                                        Maryland

         Signet Bank                                                            Virginia
                  DOPWO, Inc.                                                   Virginia
                  800 Building Corporation                                      Virginia
                  F H Crossings, Ltd.                                           Virginia
                  F H Properties, No. 4, Inc.                                   Virginia
                  F H Properties, No, 6, Inc.                                   Virginia
                  F H Properties, No. 7, Inc.                                   Virginia
                  F H Properties, No. 9, Inc.                                   Virginia
                  F H Properties, No. 10, Inc.                                  Virginia
                  F H Properties, No. 11, Inc.                                  Virginia
                  F H Properties, No. 13, Inc.                                  Virginia
                  MWG VII, Inc.                                                 Virginia
                  PFR Corporation                                               Virginia
                  Pioneer Development Corporation                               Virginia
                  Pioneer Properties, I                                         Virginia
                  Signet Bank (Bahamas), Ltd.                                   Bahamas
                           Second Eleutheran Investment Co., Ltd.               Bahamas
                  Signet Business Leasing Corporation                           Virginia
                  Signet Lending Services, Inc.                                 Tennessee
                  Signet Mortgage Corporation                                   Virginia
                  Signet Municipal LeaseCorp.                                   Virginia
                  Signet Residential Finance Corporation                        Virginia
                  Signet Second Mortgage Corporation                            Virginia
                  Landexco, Inc.                                                Maryland
                  NP Corporation                                                Maryland
                           EEI Holding's Corporation, Inc.                      Maryland
                           RE IV, Inc.                                          Maryland
                           RE VIII, Inc.                                        Maryland
                           RE IX, Inc.                                          Maryland
                           RE XI, Inc.                                          Maryland
                           RE XV, Inc.                                          Maryland
                           SM II, Inc.                                          Maryland
                           SM III, Inc.                                         Maryland
                           SM IV, Inc.                                          Maryland
                           SM V, Inc.                                           Maryland
                           SM VI, Inc.                                          Maryland
                           SM VII, Inc.                                         Maryland
                           SM VIII, Inc.                                        Maryland
                           SM IX, Inc.                                          Maryland
                           SM X, Inc.                                           Maryland
                           SM XI, Inc.                                          Maryland
                           SM XII, Inc.                                         Maryland
                           SM XIII, Inc.                                        Maryland
                           SM XIV, Inc.                                         Maryland
                           SM XV, Inc.                                          Maryland
                           SM XVI, Inc.                                         Maryland
                  NP No. 3 Corporation                                          Maryland
                  NP No. 4 Corporation                                          Maryland
                  NP No. 5 Corporation                                          Maryland
                  NP No. 7 Corporation                                          Maryland
                  NP No. 8 Corporation                                          Maryland
                  NP No. 9 Corporation                                          Maryland
                  NP No. 10 Corporation                                         Maryland
                  St. Paul Realty, Inc.                                         Maryland
                  Signet Equipment Company                                      Maryland
                  Signet Leasing and Financial Corporation                      Maryland
                  Signet Loan Company/Pennsylvania                              Pennsylvania
                  UTC Prop. No. 2, Inc.                                         Maryland
                  UTC Prop. No. 3, Inc.                                         Maryland
                  UTC Prop. No. 4, Inc.                                         Maryland
                  UTC Prop. No. 5, Inc.                                         Maryland
                  UTC Prop. No. 6, Inc.                                         Maryland
                  Wharton & Bennett, Inc.                                       Maryland



December 31, 1996